UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On April 18, 2006, we filed a registration statement on Form S-3, registering up to an aggregate of $200,000,000 of our common stock. As an exhibit to the registration statement, we incorporated by reference the Common Stock Purchase Agreement, dated April 18, 2006, by and between Azimuth Opportunity Ltd. and us, pursuant to which we may sell to Azimuth, at a discount to the market price, up to $200,000,000 in shares or the number of shares which is one less than twenty percent (20%) of the issued and outstanding shares of our common stock as of April 18, 2006, whichever occurs first, over the approximately 36-month term of the Common Stock Purchase Agreement.

On May 5, 2006, we sold an aggregate of 1,080,828 shares of our common stock to Azimuth under the Agreement at a price of approximately $18.50 per share. The total purchase price for all of these shares was $20,000,000. We received net proceeds from the sale of these shares of approximately $19,950,000 after deducting our estimated offering expenses of approximately $50,000, including the placement agent fee of $40,000 paid to Reedland Capital Partners, an institutional division of Financial West Group, Member NASD/SIPC, in connection with this offering. The offering price of these shares was established with reference to the volume weighted average prices of our common stock on the Nasdaq National Market for the period beginning April 27, 2006 and ending May 4, 2006, net of a discount of 4.3% per share. In connection with this sale, we are filing, as Exhibit 5.1 hereto, an opinion of our counsel, Latham & Watkins LLP.

We intend to use the net proceeds from the sale of the shares for general corporate purposes, which may include funding commercialization of our approved products, product development and related clinical trials, product manufacturing, research and development, preparation and filing of new drug applications and other marketing approval applications, increasing our working capital, reducing our indebtedness, funding potential acquisitions of or investments in businesses, products or technologies that are complementary to our own, and capital expenditures.

The foregoing description is qualified in its entirety by reference to the Common Stock Purchase Agreement, dated as of April 18, 2006, by and between Azimuth and us, which is incorporated by reference into this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

5.1	Opinion of Latham & Watkins LLP, dated May 5, 2006.

10.1	Common Stock Purchase Agreement, dated as of April 18, 2006, by and between CV Therapeutics, Inc. and Azimuth Opportunity Ltd. (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 18, 2006, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2006	CV THERAPEUTICS, INC.

	By:	/s/ TRICIA BORGA SUVARI
Tricia Borga Suvari
Vice President and General Counsel

Index to Exhibits

Exhibit Number	Description of Exhibit
5.1	Opinion of Latham & Watkins LLP, dated May 5, 2006.

10.1	Common Stock Purchase Agreement, dated as of April 18, 2006, by and between CV Therapeutics, Inc. and Azimuth Opportunity Ltd. (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 18, 2006, and incorporated herein by reference).